UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02932

Morgan Stanley High Yield Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	August 31, 2010

Date of reporting period:	February 28, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley High Yield Securities Inc. performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended February 28, 2010

Total Return for the 6 Months Ended February 28, 2010

Class A	Class B	Class C	Class I	Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index[1]	Lipper High Current Yield Bond Funds Index[2]
9.68%	9.46%	9.44%	9.92%	13.86%	12.96%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The U.S. high yield market posted strong performance for the six-month period ended February 28, 2010. The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the "Index"), a benchmark for the high yield corporate bond market, returned 13.86 percent for the period. Within the Index, the average bond price increased from $86 to $95 , average spreads declined from 901 basis points to 701 basis points, and the yield to maturity fell from 11.4 percent to 9.3 percent.

The lowest quality bonds delivered the best performance for the period. Within the Index, CCC rated issues were up 18.3 percent, easily outperforming better quality BB and B rated bonds which returned 11.3 percent and 10.5 percent, respectively.

Fundamentals improved over the course of the period as gross domestic product (GDP) estimates showed the pace of economic growth was accelerating. Although the U.S. high yield default rate remained elevated, the improving fundamental picture and greater market liquidity has led Moody's to predict that the default rate will decline to 3.6 percent by the end of 2010. As of January 31, 2010, the default rate stood at 13.6 percent. High yield bond issuance was strong throughout the period, fueled by ongoing demand from investors seeking higher yields and from companies refinancing their capital structures.

Performance Analysis

All share classes of Morgan Stanley High Yield Securities Inc. underperformed the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the "Index") and the Lipper High Current Yield Bond Funds Index for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

The Fund's underperformance of the Index for the period was primarily attributable to its more conservative overall positioning. We continued to favor higher quality, more liquid bonds with an emphasis on issuers with solid asset coverage as we believe this positioning provided an appropriate risk/return profile for our investors. A significant underweight to the lowest quality, most risky segment of the high yield market was the primary detractor as these bonds provided the strongest returns for the period.

However, overweights relative to the Index in the energy and utilities sectors were additive to returns as both performed well for the period. Additionally, strong security selection in the chemicals, mining and paper/packaging sectors also contributed positively to relative performance.

Although high yield bond prices have risen and yields to maturity have declined, given the prospect of declining default rates and further economic improvement, we are optimistic that we will continue to find compelling investment opportunities within segments of the market. We anticipate that we will continue to favor more liquid, higher quality issuers in the near term as we believe this segment of the market provides the best risk/return profile.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP FIVE INDUSTRIES as of 02/28/10
Oil Companies — Exploration & Production	9.9%
Telephone — Integrated	4.8
Casino Gaming	4.5
Cable/Satellite TV	4.3
Paper & Related Products	3.8
LONG-TERM CREDIT ANALYSIS as of 02/28/10
A/A+	3.0%
Ba/BB	28.4
B/B	41.9
Caa/CCC-	22.5
Not rated	4.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top five industries are as a percentage of net assets and long-term credit analysis are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or in non-rated securities considered by the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., to be appropriate investments for the Fund. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Fund will receive at least 60 days' prior notice of any changes in this policy. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Fund may invest in securities which no longer make payments of interest or principal, including defaulted securities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns—Period Ended February 28, 2010
Symbol	Class A Shares* (since 09/26/79) HYLAX	Class B Shares** (since 07/28/97) HYLBX	Class C Shares† (since 07/28/97) HYLCX	Class I Shares†† (since 09/26/79) HYLDX
1 Year	45.31%[3] 39.13 [4]	44.21%[3] 39.21 [4]	44.66%[3] 43.66 [4]	45.25%[3] —
5 Years	5.43 [3] 4.52 [4]	4.83 [3] 4.53 [4]	4.80 [3] 4.80 [4]	5.63 [3] —
10 Years	–1.84 [3] –2.26 [4]	–2.31 [3] –2.31 [4]	–2.49 [3] –2.49 [4]	–1.64 [3] —
Since Inception	5.16 [3] 5.01 [4]	–1.41 [3] –1.41 [4]	–1.65 [3] –1.65 [4]	5.40 [3] —
Gross Expense Ratio	2.14	2.64	2.74	1.89

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund's fiscal year end as outlined in the Fund's current prospectus.

Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (I.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 5.50% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.

Because all shares of the Fund held prior to July 28, 1997 were designated Class I (formerly Class D) shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper High Current Yield Bond Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/01/09 – 02/28/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	09/01/09	02/28/10	09/01/09 – 02/28/10
Class A
Actual (9.68% return)	$1,000.00	$1,096.80	$10.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.33	$10.54
Class B
Actual (9.46% return)	$1,000.00	$1,094.60	$13.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.85	$13.02
Class C
Actual (9.44% return)	$1,000.00	$1,094.40	$14.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.36	$13.52
Class I
Actual (9.92% return)	$1,000.00	$1,099.20	$9.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.57	$9.30

  @  Expenses are equal to the Fund's annualized expense ratios of 2.11%, 2.61%, 2.71% and 1.86% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (93.4%)
	Advanced Materials/Products (0.5%)
$605	Hexcel Corp. (a)	6.75%	02/01/15	$586,850
	Aerospace/Defense (0.5%)
600	Transdigm, Inc. (144A) (b)	7.75	07/15/14	603,000
	Agricultural Chemicals (0.9%)
1,045	Terra Capital, Inc. (144A) (b)	7.75	11/01/19	1,170,400
	Auto-Medium & Heavy Duty Trucks (0.3%)
380	Navistar International Corp. (a)	8.25	11/01/21	387,600
	Beverages - Wine/Spirits (0.6%)
715	Constellation Brands, Inc.	7.25	05/15/17	723,938
	Broadcast Service/Program (0.5%)
550	XM Satellite Radio, Inc. (144A) (b)	13.00	08/01/13	605,000
	Building Product - Cement/Aggregation (0.3%)
345	Hanson Ltd. (United Kingdom)	7.875	09/27/10	351,260
	Building - Residential/Commercial (0.9%)
1,160	K Hovnanian Enterprises, Inc. (a)	10.625	10/15/16	1,218,000
	Cable/Satellite TV (4.3%)
1,170	Charter Communications Operating LLC/Charter Communications Operating Capital (144A) (b)(c)	10.875	09/15/14	1,308,937
1,565	CSC Holdings LLC (144A) (b)	8.625	02/15/19	1,698,025
745	CSC Holdings, Inc. (144A) (b)	8.50	06/15/15	785,975
1,830	DISH DBS Corp. (a)	7.00	10/01/13	1,880,325
				5,673,262
	Casino Gaming (4.5%)
27,175	Aladdin Gaming Holdings LLC (Series B) (c)(d)(e)	13.50	03/01/10	0
675	Ameristar Casinos, Inc. (144A) (b)	9.25	06/01/14	693,563
1,020	Harrah's Operating Co., Inc. (a)	11.25	06/01/17	1,063,350
410	Las Vegas Sands Corp. (a)	6.375	02/15/15	375,150
2,500	MGM Mirage (a)	13.00	11/15/13	2,862,500
895	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	6.625	12/01/14	870,387
				5,864,950
	Cellular Telephone (1.2%)
1,635	Nextel Communications, Inc. (Series E)	6.875	10/31/13	1,577,775

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Chemicals - Diversified (1.0%)
$715	Innophos Holdings, Inc. (144A) (b)	9.50%	04/15/12	$716,787
545	Westlake Chemical Corp.	6.625	01/15/16	524,563
				1,241,350
	Chemicals - Other (0.6%)
725	Innophos, Inc.	8.875	08/15/14	748,563
	Chemicals - Plastics (0.8%)
1,095	Hexion Finance Escrow LLC/ Hexion Escrow Corp. (144A) (a)(b)	8.875	02/01/18	1,029,300
	Chemicals - Specialty (0.6%)
715	Ashland, Inc. (144A) (b)	9.125	06/01/17	784,713
	Coal (1.5%)
860	Foundation PA Coal Co. LLC	7.25	08/01/14	864,300
1,055	Massey Energy Co.	6.875	12/15/13	1,052,362
				1,916,662
	Commercial Banks - Eastern U.S. (1.7%)
2,495	CIT Group, Inc.	7.00	05/01/17	2,214,312
	Commercial Services (0.7%)
815	Ticketmaster Entertainment, Inc.	10.75	08/01/16	900,575
	Computer Services (1.3%)
1,315	SunGard Data Systems, Inc.	9.125	08/15/13	1,352,806
255	SunGard Data Systems, Inc. (a)	10.25	08/15/15	265,838
90	SunGard Data Systems, Inc.	10.625	05/15/15	97,650
				1,716,294
	Containers - Metal & Glass (0.8%)
184	Crown Americas LLC/Crown Americas Capital Corp.	7.625	11/15/13	190,440
250	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	259,375
615	Owens-Brockway Glass Container, Inc. (a)	8.25	05/15/13	627,300
				1,077,115
	Containers - Paper/Plastic (3.2%)
1,050	Berry Plastics Corp. (a)	8.875	09/15/14	1,015,875
445	Berry Plastics Escrow LLC/ Berry Plastics Escrow Corp (144A) (b)	8.25	11/15/15	441,662
910	Graham Packaging Co. LP/GPC Capital Corp. I (a)	9.875	10/15/14	932,750
900	Graphic Packaging International, Inc. (a)	9.50	08/15/13	922,500
850	Solo Cup Co. (a)	8.50	02/15/14	811,750
				4,124,537

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Data Processing Services (0.4%)
$530	First Data Corp. (a)	9.875%		09/24/15	$461,100
	Decision Support Software (1.3%)
1,885	Vangent, Inc.	9.625		02/15/15	1,743,625
	Diversified Financial Services (1.4%)
765	Bank of America Corp.	8.00	(f)	01/30/18(g)	730,178
453	GMAC, Inc. (144A) (a)(b)	6.75		12/01/14	437,145
694	GMAC, Inc. (144A) (b)	6.875		09/15/11	697,470
					1,864,793
	Diversified Manufactured Operation (2.2%)
1,805	Bombardier, Inc. (144A) (Canada) (b)	6.30		05/01/14	1,863,662
1,000	RBS Global, Inc./Rexnord LLC	9.50		08/01/14	1,017,500
					2,881,162
	Diversified Minerals (1.1%)
1,250	Teck Resources Ltd. (Canada)	9.75		05/15/14	1,481,250
	E-Commerce/Services (0.9%)
1,120	Expedia, Inc.	8.50		07/01/16	1,232,000
	Electric - Generation (2.9%)
980	AES Corp. (The) (144A) (b)	8.75		05/15/13	1,002,050
675	Edison Mission Energy	7.00		05/15/17	497,812
765	Edison Mission Energy (a)	7.75		06/15/16	615,825
1,355	Intergen N.V. (144A) (Netherlands) (b)	9.00		06/30/17	1,388,875
305	Midwest Generation LLC (Series B)	8.56		01/02/16	311,494
					3,816,056
	Electric - Integrated (2.3%)
965	Ipalco Enterprises, Inc.	8.625		11/14/11	1,006,012
1,870	Mirant Americas Generation LLC (a)	8.50		10/01/21	1,757,800
275	Mirant Americas Generation LLC (a)	9.125		05/01/31	248,188
					3,012,000
	Electronic Component (0.3%)
407	Flextronics International Ltd. (Singapore) (a)	6.50		05/15/13	418,193
	Electronics - Military (0.6%)
810	L-3 Communications Corp.	5.875		01/15/15	817,088
	Finance - Auto Loans (1.4%)
1,835	Ford Motor Credit Co. LLC	7.25		10/25/11	1,860,919

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Food - Meat Products (1.3%)
$580	JBS USA LLC/JBS USA Finance, Inc. (144A) (b)	11.625%	05/01/14	$658,300
1,060	Smithfield Foods, Inc. (a)	7.00	08/01/11	1,065,300
				1,723,600
	Food - Miscellaneous/Diversified (0.3%)
435	M-Foods Holdings, Inc. (144A) (b)	9.75	10/01/13	451,313
	Food - Retail (1.2%)
525	SUPERVALU, Inc. (a)	7.50	05/15/12	552,562
505	SUPERVALU, Inc.	7.50	11/15/14	510,050
495	SUPERVALU, Inc. (a)	8.00	05/01/16	501,188
				1,563,800
	Funeral Service & Related Items (0.5%)
690	Service Corp. International/US	6.75	04/01/16	679,650
	Independent Power Producer (1.5%)
1,260	NRG Energy, Inc. (a)	8.50	06/15/19	1,264,725
735	RRI Energy, Inc. (a)	7.875	06/15/17	690,900
				1,955,625
	Industrial Gases (0.2%)
205	Airgas, Inc. (144A) (b)	7.125	10/01/18	226,525
	Machinery - Electric Utility (0.6%)
957	Ormat Funding Corp.	8.25	12/30/20	837,661
	Machinery - Electrical (0.4%)
510	Baldor Electric Co. (a)	8.625	02/15/17	525,300
	Machinery - Farm (0.4%)
540	Case New Holland, Inc. (144A) (b)	7.75	09/01/13	545,400
	Media (0.6%)
750	Nielsen Finance LLC/Nielsen Finance Co.	10.00	08/01/14	781,875
	Medical Products (2.0%)
1,120	Biomet, Inc.	10.00	10/15/17	1,229,200
980	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	1,026,550
290	Invacare Corp.	9.75	02/15/15	313,200
				2,568,950
	Medical - Drugs (0.4%)
465	Axcan Intermediate Holdings, Inc.	12.75	03/01/16	505,688

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Medical - Hospitals (2.9%)
$1,200	HCA, Inc.	5.75%		03/15/14	$1,128,000
847	HCA, Inc.	6.25		02/15/13	834,295
475	HCA, Inc. (144A) (b)	9.875		02/15/17	515,375
700	Tenet Healthcare Corp.	7.375		02/01/13	700,000
535	Tenet Healthcare Corp. (144A) (b)	10.00		05/01/18	591,175
					3,768,845
	Medical - Nursing Homes (0.4%)
515	Sun Healthcare Group, Inc.	9.125		04/15/15	525,300
	Medical - Outpatient/Home Medical (2.3%)
850	Apria Healthcare Group, Inc. (144A) (b)	11.25		11/01/14	920,125
375	Apria Healthcare Group, Inc. (144A) (a)(b)	12.375		11/01/14	405,937
1,265	Select Medical Corp. (a)	6.428	(f)	09/15/15	1,125,850
590	Select Medical Corp. (a)	7.625		02/01/15	557,550
					3,009,462
	Metal - Aluminum (1.2%)
1,645	Novelis, Inc. (Canada)	7.25		02/15/15	1,533,962
	Office Furnishings - Original (0.9%)
1,105	Interface, Inc.	9.50		02/01/14	1,135,388
	Oil Companies - Exploration & Production (9.9%)
965	Atlas Energy Operating Co. LLC/ Atlas Energy Finance Corp.	10.75		02/01/18	1,049,437
1,165	Chaparral Energy, Inc. (a)	8.50		12/01/15	955,300
200	Chesapeake Energy Corp.	6.375		06/15/15	194,500
555	Chesapeake Energy Corp.	6.50		08/15/17	530,025
600	Chesapeake Energy Corp.	7.50		09/15/13	612,000
250	Chesapeake Energy Corp.	9.50		02/15/15	273,125
390	Cimarex Energy Co.	7.125		05/01/17	391,950
1,115	Forest Oil Corp.	7.25		06/15/19	1,098,275
1,290	Hilcorp Energy I LP/Hilcorp Finance Co. (144A) (b)	7.75		11/01/15	1,260,975
1,080	Newfield Exploration Co.	6.625		09/01/14	1,101,600
255	Newfield Exploration Co.	7.125		05/15/18	256,275
1,495	OPTI Canada, Inc. (Canada)	8.25		12/15/14	1,338,025
720	Pioneer Natural Resources Co.	6.65		03/15/17	711,991
840	Plains Exploration & Production Co.	7.625		06/01/18	846,300
445	Plains Exploration & Production Co.	7.75		06/15/15	451,119
500	Plains Exploration & Production Co.	10.00		03/01/16	546,250

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$230	SandRidge Energy, Inc. (144A) (b)	8.00%	06/01/18	$221,375
1,175	SandRidge Energy, Inc. (a)(h)	8.625	04/01/15	1,157,375
				12,995,897
	Oilfield Services (0.5%)
635	Key Energy Services, Inc.	8.375	12/01/14	631,825
	Paper & Related Products (3.8%)
955	Appleton Papers, Inc. (144A) (a)(b)	10.50	06/15/15	888,150
575	Cascades, Inc. (144A) (Canada) (b)	7.875	01/15/20	583,625
970	Georgia-Pacific LLC (144A) (b)	7.125	01/15/17	984,550
380	Georgia-Pacific LLC (144A) (b)	8.25	05/01/16	402,800
525	Glatfelter	7.125	05/01/16	506,625
905	NewPage Corp. (a)	11.375	12/31/14	868,800
650	Verso Paper Holdings LLC/ Verso Paper, Inc. (144A) (a)(b)	11.50	07/01/14	685,750
				4,920,300
	Pharmacy Services (1.3%)
1,720	Omnicare, Inc.	6.75	12/15/13	1,704,950
	Physical Therapy/Rehabilitation Centers (0.6%)
700	Healthsouth Corp.	10.75	06/15/16	759,500
	Pipelines (1.0%)
430	El Paso Corp.	6.875	06/15/14	435,757
145	El Paso Corp.	12.00	12/12/13	169,287
710	Sonat, Inc.	7.625	07/15/11	742,527
				1,347,571
	Radio (0.6%)
825	Sirius XM Radio, Inc. (a)	9.625	08/01/13	839,438
	Resorts/Theme Parks (0.0%)
27,634	Resort at Summerlin LP (Series B) (c)(d)(e)	13.00	12/15/07	0
	Retail - Apparel/Shoe (1.3%)
1,620	Brown Shoe Co., Inc.	8.75	05/01/12	1,648,350
	Retail - Drug Store (0.6%)
925	RITE AID Corp. (a)	8.625	03/01/15	781,625
	Retail - Regional Department Store (0.6%)
825	Macy's Retail Holdings, Inc.	5.90	12/01/16	804,375
	Retail - Sporting Goods (0.4%)
435	Freedom Group, Inc. (144A) (b)	10.25	08/01/15	463,275

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Satellite Telecommunication (2.6%)
$510	Hughes Network Systems LLC/HNS Finance Corp.	9.50%		04/15/14	$524,025
2,198	Intelsat Bermuda Ltd. (Bermuda) (h)	11.50		02/04/17	2,159,658
210	Intelsat Corp.	9.25		06/15/16	218,400
420	Intelsat Jackson Holdings Ltd.	9.50		06/15/16	443,100
					3,345,183
	Seismic Data Collection (0.7%)
965	Cie Generale de Geophysique-Veritas (France)	7.50		05/15/15	950,525
	Special Purpose Entity (2.5%)
325	FireKeepers Development Authority (144A) (b)	13.875		05/01/15	375,375
330	Fresenius US Finance II, Inc. (144A) (b)	9.00		07/15/15	366,300
1,420	LPL Holdings, Inc. (144A) (b)	10.75		12/15/15	1,450,175
1,300	NSG Holdings LLC/NSG Holdings, Inc. (144A) (b)	7.75		12/15/25	1,131,000
					3,322,850
	Telecommunication Services (3.3%)
1,680	PAETEC Holding Corp. (a)	8.875		06/30/17	1,701,000
665	West Corp. (a)	9.50		10/15/14	663,337
750	Wind Acquisition Finance SA (144A) (Luxembourg) (b)	11.75		07/15/17	806,250
1,110	Wind Acquisition Finance SA (144A) (Luxembourg) (b)	12.00		12/01/15	1,193,250
					4,363,837
	Telephone - Integrated (4.8%)
1,620	Frontier Communications Corp.	9.00		08/15/31	1,579,500
1,440	Qwest Capital Funding, Inc. (a)	7.25		02/15/11	1,508,400
1,215	Sprint Capital Corp.	6.90		05/01/19	1,072,237
66	Virgin Media Finance PLC (United Kingdom)	8.75		04/15/14	67,815
805	Virgin Media Finance PLC (United Kingdom)	9.125		08/15/16	835,188
650	Windstream Corp.	7.875		11/01/17	638,625
525	Windstream Corp. (a)	8.125		08/01/13	548,625
					6,250,390
	Theaters (0.3%)
380	AMC Entertainment, Inc. (a)	8.75		06/01/19	394,250
	Total Corporate Bonds (Cost $165,905,986)				121,966,127
	Senior Loan Notes (1.9%)
	Casino Services (1.1%)
1,454	CCM Merger Corp.	8.50	(f)	07/13/12	1,439,909
	Utilities (0.8%)
1,167	Calpine Corp.	3.135	(f)	03/29/14	1,099,801
	Total Senior Loan Notes (Cost $2,223,134)				2,539,710

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Preferred Stock (0.4%)
	Diversified Financial Services
697	GMAC, Inc. (144A) (Cost $292,304) (b)	$493,367
	Common Stocks (0.2%)
	Casino Gaming (0.0%)
212,312	Fitzgeralds Gaming Corp. (d)(i)(j)	0
	Communications Equipment (0.1%)
34,159	Birch Telecom, Inc. (d)(i)(k)(l)	341
37,829	Orbcomm, Inc. (i)	91,547
		91,888
	Food Products (0.0%)
13,317	SFAC New Holdings, Inc. (d)(i)(k)(m)	0
2,447	SFFB Holdings, Inc. (d)(i)(k)	0
		0
	Restaurants (0.1%)
10,126	American Restaurant Group, Inc. (Class A) (d)(i)(k)	81,008
	Textile - Apparel (0.0%)
2,389,334	U.S. Leather, Inc. (d)(i)(k)	0
	Wireless Telecommunication Services (0.0%)
5,199	USA Mobility, Inc. (a)(k)(n)	58,541
	Total Common Stocks (Cost $217,151,162)	231,437

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (0.0%)
	Casino Gaming
319,500	Aladdin Gaming Enterprises, Inc. (144A) (b)(d)(i) (Cost $3,195)	03/01/10	0

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	Short-Term Investments (25.0%)
	Securities Held as Collateral on Loaned Securities (21.5%)
	Repurchase Agreements (3.7%)
$1,800	Bank of America Securities LLC (0.12% dated 02/26/10, due 03/01/10; proceeds $1,799,927; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 4.50% - 5.50% due 12/01/23 - 06/01/39; valued at $1,835,907)		$1,799,909
3,042	Bank of America Securities LLC (0.10%, dated 02/26/10, due 03/01/10; proceeds $3,041,954; fully collateralized by U.S. Government Obligations at the date of this Portfolio Investment as follows: U.S. Treasury Bill 0.18% due 09/23/10; valued at $3,102,770)		3,041,929
	Total Repurchase Agreements (Cost $4,841,838)		4,841,838
NUMBER OF SHARES (000)
	Investment Company (17.8%)
23,222	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $23,221,678)		23,221,678
	Total Securities Held as Collateral on Loaned Securities (Cost $28,063,516)		28,063,516
	Investment Company (3.5%)
4,584	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $4,583,916)		4,583,916
	Total Short-Term Investments (Cost $32,647,432)		32,647,432
	Total Investments (Cost $418,223,213) (o)	120.9%	157,878,073
	Liabilities in Excess of Other Assets	(20.9)	(27,247,577)
	Net Assets	100.0%	$130,630,496

  (a)  All or a portion of this security was on loan at February 28, 2010.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Non-income producing security; bond in default.

  (d)  Securities with a total market value equal to $81,349 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (e)  Issuer in bankruptcy.

  (f)  Floating rate security. Rate shown is the rate in effect at February 28, 2010.

  (g)  Security issued with perpetual maturity.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  February 28, 2010 (unaudited) continued

  (h)  Payment-in-kind security.

  (i)  Non-income producing security.

  (j)  Resale is restricted, acquired (12/22/98) at a cost basis of $957,527.

  (k)  Acquired through exchange offer.

  (l)  Resale is restricted, acquired (06/18/98 and 05/11/99) at a cost basis of $17,257,340.

  (m)  Resale is restricted, acquired (06/10/99) at a cost basis of $133.

  (n)  Illiquid security.

  (o)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $10,820,808 and the aggregate gross unrealized depreciation is $271,165,948 resulting in net unrealized depreciation of $260,345,140.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Statements

Statement of Assets and Liabilities

February 28, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $390,417,619) (including $27,078,224 for securities loaned)	$130,072,479
Investment in affiliate, at value (cost $27,805,594)	27,805,594
Cash	5,894
Receivable for:
Interest	2,380,443
Swaps contracts collateral due from broker+	800,000
Investments sold	399,384
Capital stock sold	356,957
Dividends from affiliate	303
Prepaid expenses and other assets	29,805
Total Assets	161,850,859
Liabilities:
Collateral on securities loaned, at value	28,063,516
Payable for:
Swap contracts termination+	1,110,727
Capital stock redeemed	750,216
Investments purchased	676,808
Dividends to shareholders	110,688
Investment advisory fee	44,575
Distribution fee	32,828
Transfer agent fee	29,287
Administration fee	8,633
Accrued expenses and other payables	393,085
Total Liabilities	31,220,363
Net Assets	$130,630,496
Composition of Net Assets:
Paid-in-capital	$2,289,293,887
Net unrealized depreciation	(260,345,140)
Accumulated undistributed net investment income	99,566
Accumulated net realized loss	(1,898,417,817)
Net Assets	$130,630,496
Class A Shares:
Net Assets	$57,430,887
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	3,497,880
Net Asset Value Per Share	$16.42
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$17.15
Class B Shares:
Net Assets	$21,451,797
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	1,322,317
Net Asset Value Per Share	$16.22
Class C Shares:
Net Assets	$10,688,506
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	655,928
Net Asset Value Per Share	$16.30
Class I Shares:
Net Assets	$41,059,306
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	2,509,715
Net Asset Value Per Share	$16.36

+  On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy. Subsequently, the Fund effectively closed these transactions and had recorded a net payable to Lehman Brothers Holdings, Inc. as well as swap collateral due from broker.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Statements continued

Statement of Operations

For the six months ended February 28, 2010 (unaudited)

Net Investment Income: Income
Interest	$6,447,646
Income from securities loaned - net	27,358
Dividends	24,130
Dividends from affiliate	3,663
Total Income	6,502,797
Expenses
Professional fees	585,611
Investment advisory fee	279,700
Distribution fee (Class A shares)	72,363
Distribution fee (Class B shares)	88,286
Distribution fee (Class C shares)	44,171
Transfer agent fees and expenses	187,098
Shareholder reports and notices	62,304
Administration fee	53,276
Registration fees	28,298
Directors' fees and expenses	20,755
Custodian fees	4,840
Other	17,863
Total Expenses	1,444,565
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(3,221)
Net Expenses	1,441,344
Net Investment Income	5,061,453
Realized and Unrealized Gain:
Net Realized Gain	3,593,453
Net Change in Unrealized Appreciation/Depreciation	3,828,154
Net Gain	7,421,607
Net Increase	$12,483,060

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2010	FOR THE YEAR ENDED AUGUST 31, 2009
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$5,061,453	$11,348,112
Net realized gain (loss)	3,593,453	(79,622,827)
Net change in unrealized appreciation/depreciation	3,828,154	68,634,328
Net Increase	12,483,060	359,613
Dividends to Shareholders from Net Investment Income:
Class A shares	(2,366,293)	(4,861,737)
Class B shares	(901,806)	(2,454,523)
Class C shares	(399,123)	(835,768)
Class I shares	(1,745,421)	(3,726,948)
Total Dividends	(5,412,643)	(11,878,976)
Net decrease from capital stock transactions	(8,501,931)	(20,357,516)
Net Decrease	(1,431,514)	(31,876,879)
Net Assets:
Beginning of period	132,062,010	163,938,889
End of Period (Including accumulated undistributed net investment income of $99,566 and $450,756, respectively)	$130,630,496	$132,062,010

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified, open-end management investment company. The Fund seeks as a primary objective to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979 and commenced operations on September 26, 1979. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. The Directors of the Fund approved an Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan, substantially all of the assets of the Fund would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). Pursuant to the Plan, shareholders of the Fund would become shareholders of the New Fund, receiving shares of such New Fund equal to the value of their holdings in the Fund. The Plan is subject to the approval of the Fund's shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (9) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits of underlying issue in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. These are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. They generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into them on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Senior Loans — The Fund invests in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

H. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at February 28, 2010 were $27,078,224 and $28,063,516, respectively. The Fund received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

I. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended August 31, 2009, remains subject to examination by taxing authorities.

J. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

K. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

L. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in  determining the fair value of investments)

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of February 28, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT FEBRUARY 28, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Corporate Bonds	$121,966,127	—	$121,966,127	$0
Senior Loan Notes	2,539,710	—	2,539,710	—
Preferred Stock	493,367	—	493,367	—
Common Stocks
Casino Gaming	0	—	—	0
Communications Equipment	91,888	$91,547	—	341
Food Products	0	—	—	0
Restaurants	81,008	—	—	81,008
Textile-Apparel	0	—	—	0
Wireless Telecommunication Services	58,541	58,541	—	—
Total Common Stocks	231,437	150,088	—	81,349
Warrants
Casino Gaming	0	—	—	0
Short-Term Investments
Repurchase Agreements	4,841,838	—	4,841,838	—
Investment Company	27,805,594	27,805,594	—	—
Total Short-Term Investments	32,647,432	27,805,594	4,841,838	—
Total	$157,878,073	$27,955,682	$129,841,042	$81,349

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Beginning Balance	$81,349
Net purchases (sales)	—
Amortization of discount	—
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$81,349
Net change in unrealized appreciation/ depreciation from investments still held as of February 28, 2010	—

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no transactions in forward foreign currency contracts for the six months ended February 28, 2010.

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

Futures To hedge against adverse interest rates, the Fund may purchase and sell interest rate futures contracts ("futures contracts"). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no futures transactions for the six months ended February 28, 2010.

Swaps The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swaps") and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

There were no transactions in swaps for the six months ended February 28, 2010.

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% to the portion of the daily net assets exceeding $3 billion.

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.75% of the average daily net assets of Class B shares; and (iii) Class C — up to 0.85% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $66,342,358 at February 28, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended February 28, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the six months ended February 28, 2010, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $12, $17,982 and $9, respectively and received $3,387 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended February 28, 2010, advisory fees paid were reduced by $3,221 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $3,663 for the six months ended February 28, 2010. During the six months ended February 28, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $24,719,277 and $26,015,797, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 2010, aggregated $27,776,327 and $34,149,881, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended February 28, 2010, included in "directors' fees and expenses" in the Statement of Operations amounted to $18,739. At February 28, 2010, the Fund had an accrued pension liability of $126,112, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

7. Capital Stock

Transactions in capital stock were as follows:

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2010		FOR THE YEAR ENDED AUGUST 31, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	136,789	$2,250,352	4,982,091	$7,446,436
Conversion from Class B	15,748	259,661	617,534	853,746
Reinvestment of dividends	130,810	2,140,114	2,731,331	4,439,347
Redeemed	(450,622)	(7,373,158)	(9,214,091)	(14,394,827)
Shares tendered from reverse stock split@@	—	—	(33,182,880)	—
Net decrease — Class A	(167,275)	(2,723,031)	(34,066,015)	(1,655,298)
CLASS B SHARES
Sold	39,635	640,497	1,195,186	2,072,970
Conversion to Class A	(15,936)	(259,661)	(623,872)	(853,746)
Reinvestment of dividends	49,262	796,335	1,434,227	2,191,639
Redeemed	(338,568)	(5,485,569)	(11,047,808)	(16,300,221)
Shares tendered from reverse stock split@@	—	—	(15,095,081)	—
Net decrease — Class B	(265,607)	(4,308,398)	(24,137,348)	(12,889,358)
CLASS C SHARES
Sold	41,881	684,137	387,084	755,671
Reinvestment of dividends	20,159	327,472	443,370	700,950
Redeemed	(43,019)	(698,086)	(1,530,762)	(2,654,316)
Shares tendered from reverse stock split@@	—	—	(5,936,444)	—
Net increase (decrease) — Class C	19,021	313,523	(6,636,752)	(1,197,695)
CLASS I SHARES
Sold	6,125	99,819	122,967	259,259
Reinvestment of dividends	89,609	1,461,158	1,937,729	3,117,566
Redeemed	(205,165)	(3,345,002)	(5,210,646)	(7,991,990)
Shares tendered from reverse stock split@@	—	—	(23,935,640)	—
Net decrease — Class I	(109,431)	(1,784,025)	(27,085,590)	(4,615,165)
Net decrease in Fund	(523,292)	$(8,501,931)	(91,925,705)	$(20,357,516)

@@  As of the close of business on June 19, 2009, the Fund implemented a reverse stock split which resulted in a reduction of shares.

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

8. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of August 31, 2009, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales, interest on bonds in default, dividends payable, and book amortization of premiums on debt securities.

10. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund's management is evaluating the implications of ASU 2010-06 on the Fund's financial statements.

11. Reverse Stock Split

As of the close of business on June 19, 2009, the Fund implemented a 1:10 reverse stock split. This reverse stock split effectively decreased the number of outstanding shares for the Fund. As a result,

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  February 28, 2010 (unaudited) continued

shareholders' accounts reflect proportionally fewer shares with a higher net asset value per share. While the number of shares declined, neither Fund's holdings nor the total value of shareholders' investments was affected. Per share data in the financial highlights prior to June 19, 2009, has been adjusted to give effect to this reverse stock split.

Morgan Stanley High Yield Securities Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED AUGUST 31,
	FEBRUARY 28, 2010		2009^		2008^		2007^		2006^		2005^
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.58		$16.40		$17.30		$17.30		$17.90		$18.00
Income (loss) from investment operations:
Net investment income(1)	0.63		1.27		1.10		1.10		1.20		1.30
Net realized and unrealized gain (loss)	0.88		(0.76)		(0.90)		–		(0.60)		(0.10)
Total income from investment operations	1.51		0.51		0.20		1.10		0.60		1.20
Less dividends from net investment income	(0.67)		(1.33)		(1.10)		(1.10)		(1.20)		(1.30)
Net asset value, end of period	$16.42		$15.58		$16.40		$17.30		$17.30		$17.90
Total Return(2)	9.68	%(7)	5.09%		1.29%		6.65%		3.84%		6.84%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.11	%(4)(8)	2.13	%(4)	1.73	%(4)	1.59	%(4)	1.26	%(5)	1.12%
Net investment income	7.65	%(4)(8)	9.41	%(4)	6.57	%(4)	6.24	%(4)	6.79	%(5)	7.24%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$57,431		$57,097		$61,839		$71,664		$75,099		$77,861
Portfolio turnover rate	22	%(7)	85%		27%		26%		26%		43%

  ^  On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.30%	6.75%

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED AUGUST 31,
	FEBRUARY 28, 2010		2009^		2008^		2007^		2006^		2005^
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.40		$16.20		$17.20		$17.20		$17.70		$17.90
Income (loss) from investment operations:
Net investment income(1)	0.57		1.19		1.00		1.00		1.10		1.20
Net realized and unrealized gain (loss)	0.88		(0.72)		(0.90)		0.10		(0.40)		(0.20)
Total income from investment operations	1.45		0.47		0.10		1.10		0.70		1.00
Less dividends from net investment income	(0.63)		(1.27)		(1.10)		(1.10)		(1.20)		(1.20)
Net asset value, end of period	$16.22		$15.40		$16.20		$17.20		$17.20		$17.70
Total Return(2)	9.46	%(7)	4.73%		0.21%		6.78%		3.34%		5.68%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.61	%(4)(8)	2.63	%(4)	2.23	%(4)	2.10	%(4)	1.77	%(5)	1.66%
Net investment income	7.15	%(4)(8)	8.91	%(4)	6.07	%(4)	5.74	%(4)	6.28	%(5)	6.70%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$21,452		$24,454		$41,727		$67,410		$119,288		$205,739
Portfolio turnover rate	22	%(7)	85%		27%		26%		26%		43%

  ^  On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.81%	6.24%

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED AUGUST 31,
	FEBRUARY 28, 2010		2009^		2008^		2007^		2006^		2005^
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.47		$16.30		$17.20		$17.20		$17.80		$18.00
Income (loss) from investment operations:
Net investment income(1)	0.56		1.18		1.00		1.00		1.10		1.20
Net realized and unrealized gain (loss)	0.89		(0.76)		(0.90)		–		(0.60)		(0.20)
Total income from investment operations	1.45		0.42		0.10		1.00		0.50		1.00
Less dividends from net investment income	(0.62)		(1.25)		(1.00)		(1.00)		(1.10)		(1.20)
Net asset value, end of period	$16.30		$15.47		$16.30		$17.20		$17.20		$17.80
Total Return(2)	9.44	%(7)	4.36%		0.70%		6.04%		3.25%		5.58%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.71	%(4)(8)	2.73	%(4)	2.33	%(4)	2.20	%(4)	1.84	%(5)	1.74%
Net investment income	7.05	%(4)(8)	8.81	%(4)	5.97	%(4)	5.64	%(4)	6.21	%(5)	6.62%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$10,689		$9,851		$11,843		$15,085		$19,753		$27,378
Portfolio turnover rate	22	%(7)	85%		27%		26%		26%		43%

  ^  On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.88%	6.17%

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED AUGUST 31,
	FEBRUARY 28, 2010		2009^		2008^		2007^		2006^		2005^
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.52		$16.30		$17.30		$17.30		$17.90		$18.00
Income (loss) from investment operations:
Net investment income(1)	0.63		1.30		1.20		1.10		1.20		1.30
Net realized and unrealized gain (loss)	0.90		(0.71)		(1.00)		0.10		(0.50)		(0.10)
Total income from investment operations	1.53		0.59		0.20		1.20		0.70		1.20
Less dividends from net investment income	(0.69)		(1.37)		(1.20)		(1.20)		(1.30)		(1.30)
Net asset value, end of period	$16.36		$15.52		$16.30		$17.30		$17.30		$17.90
Total Return(2)	9.92	%(7)	5.62%		0.95%		6.92%		4.11%		7.04%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.86	%(4)(8)	1.88	%(4)	1.48	%(4)	1.35	%(4)	1.01	%(5)	0.91%
Net investment income	7.90	%(4)(8)	9.66	%(4)	6.82	%(4)	6.48	%(4)	7.04	%(5)	7.45%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$41,059		$40,661		$48,535		$60,060		$71,911		$124,556
Portfolio turnover rate	22	%(7)	85%		27%		26%		26%		43%

  ^  On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.05%	7.00%

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley High Yield Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley High Yield Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley High Yield Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

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Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

HYLSAN
IU10-01692P-Y02/10

INVESTMENT MANAGEMENT

Morgan Stanley
High Yield Securities Inc.

Semiannual Report

February 28, 2010

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley High Yield Securities Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
April 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
April 15, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
April 15, 2010